UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2011

MADISON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54081	27-2585073
(State or other jurisdiction of Incorportion)	(Commission File Number)	(IRS Employer Identification No.)

9649 Belair Road, Suite 300, Baltimore, Maryland	21236
(Address of principal executive offices)	(Zip Code)

(410) 529-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 24, 2011, the Boards of Directors of Madison Bancorp, Inc. (the “Company”) and Madison Square Federal Savings Bank (the “Bank”) appointed Paul A. Lovelace as the Company's and the Bank’s Senior Vice President and Chief Financial Officer.

Mr. Lovelace was previously employed by Pension Benefit Guaranty Corporation as staff accountant, from October 2010 through January 2011.  Mr. Lovelace served as Vice President and Assistant Controller at S & T Bank, Indiana, Pennsylvania, from 2007 through 2010.   Prior to that, Mr. Lovelace served as Vice President and Bank Controller at Susquehanna Bancshares, Lititz, Pennsylvania, from 1999 until 2007.  Mr. Lovelace is 56 years old.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON BANCORP, INC.

Date: January 28, 2011	By:	/s/ Michael P. Gavin
Michael P. Gavin
President and Chief Executive Officer